                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K/A


                            AMENDED CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) December 20,
                                     1995


       CORPORATE PROPERTY ASSOCIATES 7, A CALIFORNIA LIMITED PARTNERSHIP
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      CALIFORNIA                    0-15778                   13-3327950
- -----------------------       --------------------       ---------------------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                         Identification Number)



                       50 Rockefeller Plaza, 2nd Floor
                              New York, NY  10020
                   ---------------------------------------
                   (Address of principal executive offices)


                                (212) 492-1100
             ---------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF PROPERTY
         -----------------------

        On December 11, 1986, Corporate Property Associates 7, a California limited partnership (the "Partnership"), purchased a fee simple interest in an improved parcel of real property located in Jupiter, Palm Beach County, Florida (the "Jupiter Property") in addition to the equipment (the "Equipment") located at the Jupiter Property. At the closing, the Jupiter Property and Equipment were net leased to HL Associates Limited ("HL Associates"), whose obligations were unconditionally guaranteed by Maruki U.S.A. Company, Inc. ("Maruki").

        In August 1988, HL and Maruki filed for protection from creditors under Chapter 11 of the Federal Bankruptcy Code and in November 1988, the Partnership evicted HL and obtained possession of the Jupiter Property. Once obtaining possession, the Partnership operated the food service facility on the Jupiter Property through Jupiter Food Service, Inc., a separate wholly-owned subsidiary.

        On December 20, 1995, the Partnership sold to Crab House Inc. the Jupiter Property, the Equipment and all intangible property associated with the operation of the food service facility for a net sales price of $4,140,000. At the closing, the Jupiter Property was assigned to U.S. Properties Operating, L.P., a partnership related to the Crab House, Inc., which took title to the real estate and personal property. The Partnership applied approximately $2,613,000 of the net sale proceeds to repayment of the remaining debt on the Jupiter Property, which debt was held by Juplox associates, a Georgia partnership. The remaining proceeds were applied to working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(b) PRO FORMA FINANCIAL INFORMATION

        Pro Forma Annualized statement of Taxable Operations and Cash Generated (Unaudited)

                        PRO FORMA FINANCIAL STATEMENTS

        The following unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company.

        The statement covers only the properties or interests in entities owning properties which have been disposed of by the Company and its wholly-owned subsidiaries and does not cover any properties which the Company may acquire or dispose of in the future or any future financings of these properties.

                        CORPORATE PROPERTY ASSOCIATES 7
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     For the year ended December 31, 1995
                                  (Unaudited)


                                                                    Historical           Pro Forma Adjustment        Pro Forma
                                                                    ----------           --------------------        ---------
Revenues:
  Rental income from operating leases                              $   4,298,952                                  $  4,298,952
  Interest income for direct financing leases                          2,283,445                                     2,283,445
  Other interest income                                                  203,166                                       203,166
  Revenues of hotel operations                                         5,410,689                                     5,410,689
                                                                   -------------                                  ------------
          Total revenue                                               12,196,252                                    12,196,252
                                                                   -------------                                  ------------

Expenses:
  Interest                                                             2,456,129                   ($230,515)        2,225,614
  Depreciation                                                         1,361,952                    (226,084)        1,135,868
  General and administrative                                             600,271                                       600,271
  Property expenses                                                      299,608                                       299,608
  Amortization                                                            70,067                      (6,075)           63,992
  Writedown to net realizable value                                      319,685                                       319,685
  Operating expenses of hotel operations                               4,016,639                                     4,016,639
                                                                   -------------               -------------      ------------
          Total expenses                                               9,124,351                    (462,674)        8,661,677
                                                                   -------------               -------------     -------------

     Income before loss from equity investment, net gains
       on sale, discontinued operations and extraordinary item         3,071,901                     462,674         3,534,575

Loss from equity investment                                              135,621                                       135,621
                                                                   -------------               --------------     ------------
     Income before net gains on sale, discontinued operations
       and extraordinary item                                          2,936,280                     462,674         3,398,954

Net gain on sale of real estate                                        1,019,362                  (1,019,362)                -
                                                                   -------------               --------------    -------------
     Income from continuing operations                                 3,955,642                    (556,688)        3,398,954
Earnings from discontinued operations                                    246,847                    (246,847)                -
                                                                   -------------               --------------     ------------
     Income before extraordinary item                                  4,202,489                    (803,535)        3,398,954

Extraordinary gain on extinguishment of debt                           1,323,858                  (1,323,858)                -
                                                                   -------------               --------------     ------------
     Net income                                                       $5,526,347                 ($2,127,393)       $3,398,954
                                                                   =============               ==============     ============


                        CORPORATE PROPERTY ASSOCIATES 7
  PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME and AFTER-TAX CASH FLOW
                     For the year ended December 31, 1995
                                  (Unaudited)


Net income per consoldiated pro forma income for the
  year ended December 31, 1995                                $     3,398,954
Differences in depreciation between tax and GAAP                     (528,477)
Amortization of deferred gains                                        (21,514)
Straight-line lease adjustments                                       170,647
Writedown to net realizable value                                     319,685
                                                              ---------------
   Pro forma taxable income                                         3,339,295
Add: Depreciation expense                                           1,664,345
Less: amortization of mortgage principal                           (1,514,763)
                                                              ---------------
   After-tax cash flow                                        $     3,488,877
                                                              ===============

1.  Basis of Presentation:

     The unaudited pro forma consolidated statement of income of Corporate Property Associates 7 and Subsidiaries (the "Partnership") for the year ended December 31, 1995 and the related pro forma consolidated statement of taxable income and after-tax cash flow have been prepared based on the historical financial statements of the the Partnership. As the sale of the Jupiter Property was completed on December 31, 1995, pro forma consolidated balance sheets at December 31, 1995 and March 31, 1996 and a pro forma consolidated statement of income for the three-month period ended March 31, 1996 have not been prepared as there are no significant pro forma adjustments to such historical statements. Substantially all assets and liabilities relating to the Jupiter Property and the food service facility operated by the Partnership had been transferred or settled before December 31, 1995. In addition, the Partnership's results of operations for the three-month period ended March 31, 1996 do not include revenues or expenses relating to the Jupiter Property or food service operation. The pro forma consodliated statements of income and taxable income and after-tax cash flow have been prepared as if the dispositions of the Jupiter Property and the food service facility which had been operated by the Partnership at the Jupiter Property had occurred on January 1, 1995. The pro forma financial information should be read in conjunction with the historical financial statements of the Partnership. The pro forma financial results are not necessarily indicative of the results of operations had the dispositions occurred on January 1, 1995 nor are they necessarily indicative of results of operations for future periods.

2.  Pro Forma Adjustments:

A. The pro forma adjustments on the pro forma consolidated statement of income consist of (i) the elimination of specifically identified expenses relating to the ownership of the Jupiter Property and the mortgage debt collateralized by the Jupiter Property with such expenses consisting of depreciation, interest expense and amortization of deferred financing costs, (ii) elimination of earnings from discontinued operations as such earnings are from the food service facility which was operated by the Partnership as a distinct business segment subsequent to the eviction of the lessee in November 1988, (iii) elimination of the gain on sale of the Jupiter Property and (iv) elimination of the gain on extinguishment of the debt on the Jupiter Property mortgage loan. The mortgage loan agreement provided for the forgiveness of certain interest and principal amounts if certain prepayments were made in December 1995.

B. The pro forma tax adjustments to the pro forma consolidated statement of taxable income and after-tax cash flow consist of (i) differences in depreciation for tax and financial reporting purposes due to (a) the use of different depreciable lives for tax and financial reporting purposes on assets which have been classified as operating leases and depreciation charged for tax purposes on assets which have been classified as direct financing leases for which no depreciation incurred for financial reporting purposes, (ii) amortization of deferred gains which had not been deferred for tax purposes as the entire benefit for tax purposes was recognized in prior periods, (iii) the effect of straight-line lease adjustments and writedowns to net realizable value which are not recognized for tax purposes. The pro forma after-tax adjustments consist of (i) adding depreciation expense as a noncash charge consisting of the sum of pro forma depreciation of $1,135,868 and the depreciation adjustment to taxable income of $528,477 and (ii) the cash flow effect of paying principal on mortgages. All adjustments exclude the effect of the owning and operating the Jupiter Property.

(c)  EXHIBITS

        The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.                     Exhibit                         Page No.
- ----------                      -------                         -------

2.1             Agreement of Sale dated December 12,
                1995 between Corporate Property
                Associates 7, the seller, and Crab
                House, Inc., as buyer.

2.2             Assignment Agreement dated December 19, 1995
                Crab House, Inc., Assignor, and U.S. Restaurant
                Properties Operating L.P., Assignee.

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 11th day of July, 1996.


                                                CORPORATE PROPERTY ASSOCIATES 3

                                                By:  W.P. Carey & Co., Inc.,
                                                its managing general partner


                                                By: __________________________

                                                ______________________________
                                                        Michael D. Roberts
                                                        First Vice President and
                                                        Controller

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 11th day of July, 1996.


                                                CORPORATE PROPERTY ASSOCIATES 3

                                                By:  W.P. Carey & Co., Inc.,
                                                its managing general partner


                                                By: /s/ Michael D. Roberts
                                                   _____________________________
                                                        Michael D. Roberts
                                                        First Vice President and
                                                        Controller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                     Exhibit                         Page No.
- ----------                      -------                         -------

2.1             Agreement of Sale dated December 12,
                1995 between Corporate Property
                Associates 7, the seller, and Crab
                House, Inc., as buyer.

2.2             Assignment Agreement dated December 19, 1995
                Crab House, Inc., Assignor, and U.S. Restaurant
                Properties Operating L.P., Assignee.